[Execution Copy]


                                 AMENDMENT NO. 3


     Amendment No. 3 dated as of December 31, 1996, between GGS
MANAGEMENT, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company");
each of thelenders that is a signatory hereto (individually, a "Bank" and collectively, the "Banks"); and THE CHASE MANHATTAN BANK, a New York banking company, as agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent").

     The Company, the Banks and the Administrative Agent (successor by merger to The Chase Manhattan Bank (National Association)) are parties to a Credit Agreement dated as of April 30, 1996 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by said Banks to the Company in an aggregate principal amount not exceeding $48,000,000.

     The Company, the Banks and the Administrative Agent wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

     Section 1. Definitions. Except as otherwise defined in this Amendment No. 3, terms defined in the Credit Agreement are used herein as defined therein.

     Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

     2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and'hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

     2.02. Section 1.01 of the Credit Agreement shall be amended by adding the following new definitions and inserting the same in the appropriate alphabetical locations, as follows:

     "Guaranteed Note" shall mean the promissory note of GGS date
December 31, 1996 in the principal amount of $4,800,000 payable to Superior on or before March 28, 1997, guaranteed in part by SIG in accordance with terms thereof.

                                    Amendment No. 3

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                                            -2-

     "1997 Equity Contribution" shall mean a common equity capital contribution by SIG and GS Capital to GGS during the period from and including March 17, 1997 to andincluding March 28, 1997, aggregating not less than $4,800,000 and not more than $6,000,000, a portion of which shall be used directly for the payment in full of the principal of and accrued interest on Guaranteed Note on or before March 28, 1997 and the remainder of which will be contributed to the common equity of the Company.

     2.03. The proviso to subsection (a) of Section 2.08 of the Credit Agreement shall be amended to read in its entirety as follows:

     "; provided that, no such prepayment need be made in respect of any Equity Issuance to GGS resulting from either (x) the 1997 Equity Contribution (or the use of the proceeds thereof) or (y) the issuance to Superior of, or any payment made in respect of the Guaranteed Note;
and any such Equity Issuance and any payment made in respect of the Guaranteed Note shall not be deemed to violate any provision of Section 8.15."

     2.04. Section 8.07(b) of the Credit Agreement shall be amended by adding the following proviso immediately after the first proviso of said Section 8.07(b):

     "; provided further, that, notwithstanding the forgoing, Superior may make the Investment referred to in the proviso to subsection
(a) of Section 2.08 hereof."

     2.05. Section 8.09(e) of the Credit Agreement shall be amended to read in its entirety as follows:

     "(e) Maximum Statutory Net Premiums Written. The Company shall not permit its Insurance Subsidiaries (on a combined basis) to have Statutory Net Premiums Written during any period of four consecutive fiscal quarters of such Insurance Subsidiaries (including any portion of such period prior to the Closing Date when they were not Subsidiaries of the Company) to exceed 3 times the combined Statutory Surplus of Pafco and Superior as at the end of such period, provided that for the period of four consecutive fiscal quarters ending September 30, 1996 and December 31, 1996 and March 31, 1997, the Company shall not permits its Insurance Subsidiaries (on a combined basis) to have Statutory Net Premiums Written during such period to
                                 Amendment No. 3

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                                         -3-
    exceed 3.15 times the combined Statutory Surplus of Pafco and Superior as at the end of such period."

     2.06. Section 8.10 of the Credit Agreement shall be amended to read in its entirety as follows:

     "8.10 Risk-Based Capital Ratio. The Company will not on any date permit the Risk Based Capital Ratio (a) of Pafco to be less than 2 to 1 or (b) of Superior to be less than (x) 2.70 to 1 prior to June 30, 1997 or (y) 3 to 1 on or after June 30, 1997."

     Section 3. Representations and Warranties. The Company represents and warrants to the Banks that the representations and warranties set forth in Section 7.01, 7.04, 7.05 and 7.06 of the Credit Agreement are true and correct on the date hereof as if made on and as of the date hereof and as if each reference in said Sections to "the Agreement" included reference to the Credit Agreement as amended by this Amendment No. 3.

     Section 4. Conditions Precedent. As provided in Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon the satisfactions of the following conditions precedent:

     4.01. Execution by All Parties. This Amendment No. 3 shall have been executed and delivered by each of the parties hereto.

     4.02 1997 Equity Contribution. Evidence that the 1997 Equity Contribution shall have occurred, and the Administrative Agent shall have receivec copies of each of the documents and instruments pursuant to which the 1997 Equity Contribution shall have occurred.

     4.03   Repayment of Guaranteed Note.  Evidence that the
Guaranteed Note has been paid in full in cash.

     4.04. Stock Certificates. Pursuant to the Pledge Agreements, the Administrative Agent shall have received in connection with the Equity Issuances referred to in the proviso to subsection (a) of
Section 2.08 of the Credit Agreement (a) all stock certificates (if any) received in consideration for any Equity Issuance by the Company, accompanied by stock powers executed in blank and (b) all stock certificates (if any) received in consideration for any Equity Issuance by Superior, accompanied by stock powers executed in blank.
                                 Amendment No. 3

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                                      -4-

     4.05. Amendment Fee; Expenses. Chase shall have received payment by the Company, in immediate available funds, of (a) an amendment fee as separately agreed to by the Company and Chase in the Fee Letter date of even date herewith and (b) all reasonable out-of-pocket costs and expenses of Chase (including, without limitation, the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy, special New York counsel of Chase) from October 29, 1996 to the execution and delivery of this Amendment No. 3 in connection with the preparation, negotiation, execution and delivery of this Amendment No. 3.

     4.06. Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent or any Bank or special New York counsel to Chase may reasonably request.

The Administrative Agent shall notify the Company and the Banks of the date on which the conditions specified in this Section 4 have been satisfied. Such letter shall constitute conclusive evidence that such conditions have been satisfied.

    Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart. This
Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New. York.














                                      Amendment No. 3

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                                             -5-


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered as of the day and year first above written.



                                              GGS MANAGMENT, INC.



                                              By:      /s/   David L. Bates
                                                     Title:  Vice President,
                                                     General Counsel &
                                                     Secretary

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                                          -6-



                                              THE CHASE MANHATTAN BANK


                                              By:     /s/ Peter Platten
                                                     Title: Vice President



                                               DRESDNER BANK AG NEW YORK AND
                                               GRAND CAYMAN BRANCH


                                               By:
                                                       Title:



                                               DEUTSCHE BANK


                                                By:
                                                        Title:



                                                COMERICA BANK


                                                By:
                                                        Title:









                                    Amendment No. 3

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                                          -6-

                                              THE CHASE MANHATTAN BANK


                                              By:
                                                     Title:



                                               DRESDNER BANK AG NEW YORK AND
                                               GRAND CAYMAN BRANCH


                                               By:    /s/ John S. Runnion
                                                       Title:  Vice President

                                                      /s/ John Sweeney
                                                      Title:  Vice President



                                               DEUTSCHE BANK


                                                By:
                                                        Title:



                                                COMERICA BANK


                                                By:
                                                        Title:









                                    Amendment No. 3


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                                               -6-


                                              THE CHASE MANHATTAN BANK


                                              By:
                                                     Title:




                                               DRESDNER BANK AG NEW YORK AND
                                               GRAND CAYMAN BRANCH


                                               By:
                                                       Title:



                                               DEUTSCHE BANK AG,  NEW YORK AND/
                                               OR CAYMAN ISLANDS BRANCHS


                                                By:    /s/  Eckhard Osenberg
                                                        Title: Assistant Vice
                                                                  President

                                                       /s/  John S. McGill
                                                        Title:  Vice President

                                                COMERICA BANK


                                                By:
                                                        Title:









                                    Amendment No. 3

                                              THE CHASE MANHATTAN BANK


                                              By:
                                                   Title:




                                               DRESDNER BANK AG NEW YORK AND
                                               GRAND CAYMAN BRANCH


                                               By:
                                                       Title:



                                               DEUTSCHE BANK


                                                By:
                                                        Title:



                                                COMERICA BANK


                                                By:   /s/   Phillip A. Coosaia
                                                      Title:  Vice President









                                    Amendment No. 3